As filed with the Securities and Exchange Commission on November 9, 2016

Registration Statement No. 333-214198

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM S-1

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

 CELLECTAR BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	04-3321804
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3301 Agriculture Drive

Madison, WI 53716

(608) 441-8120

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

James Caruso
President and Chief Executive Officer
3301 Agriculture Drive
Madison, WI 53716
(608) 441-8120

(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copy to:

Paul Bork, Esq.
Foley Hoag LLP
155 Seaport Boulevard
Boston, Massachusetts 02210
(617) 832-1000

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement is declared effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.   ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☑
(Do not check if a smaller reporting company)

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-214198) of Cellectar Biosciences, Inc. is being filed solely for the purpose of filing a certain exhibit as indicated in Part II of this Amendment No. 1. This Amendment No. 1 does not modify any provision of the prospectus that forms a part of the Registration Statement. Accordingly, a preliminary prospectus has been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits.

			Incorporated by Reference
Exhibit No.	Description	Filed with this Form S-1/A	Form	Filing Date	Exhibit No.
2.1	Agreement and Plan of Merger by and among Novelos Therapeutics, Inc., Cell Acquisition Corp. and Cellectar, Inc. dated April 8, 2011		8-K	April 11, 2011	2.1
3.1	Second Amended and Restated Certificate of Incorporation		8-K	April 11, 2011	3.1
3.2	Certificate of Ownership and Merger of Cellectar Biosciences, Inc. with and into Novelos Therapeutics, Inc.		8-K	February 11, 2014	3.1
3.3	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation		8-K	June 13, 2014	3.1
3.4	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation		8-K	June 19, 2015	3.2
3.5	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation		8-K	March 4, 2016	3.1
3.6	Amended and Restated By-laws		8-K	June 1, 2011	3.1
4.1	Form of common stock certificate		S-1/A	November 9, 2011	4.1
5.1	Legal Opinion of Foley Hoag LLP	X			5.1
10.1	Form of non-plan non-qualified stock option used from February to May 2005 *		SB-2	November 16, 2005	10.4
10.2	Form of non-plan non-qualified stock option used after May 2005 *		SB-2	November 16, 2005	10.5
10.3	2006 Stock Incentive Plan, as amended *		8-K	December 18, 2013	10.1
10.4	Form of Incentive Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan*		8-K	December 15, 2006	10.1
10.5	Form of Non-Statutory Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan*		8-K	December 15, 2006	10.2
10.6	Common Stock Purchase Warrant dated February 11, 2009		8-K	February 18, 2009	4.2
10.7	Form of Common Stock Purchase Warrant issued pursuant to the Consent and Waiver of Holders of Series C Convertible Preferred Stock and Series E Convertible Preferred Stock dated July 6, 2010		S-1A	July 7, 2010	10.53
10.8	Form of Common Stock Purchase Warrant dated April 8, 2011		8-K	April 11, 2011	4.3
10.9	Securities Purchase Agreement dated April 8, 2011		8-K	April 11, 2011	10.1
10.10	License Agreement between Cellectar, LLC and the Regents of the University of Michigan dated September 14, 2003, as amended through June 2010		S-1	July 1, 2011	10.31
10.11	Lease Agreement between Cellectar, LLC and McAllen Properties LLC, as amended and extended		S-1	July 1, 2011	10.32
10.12	Loan Agreement between the Wisconsin Department of Commerce and Cellectar, Inc. dated September 15, 2010		S-1	July 1, 2011	10.33
10.13	General Business Security Agreement dated September 15, 2010		S-1	July 1, 2011	10.34
10.14	Form of Warrant dated December 6, 2011		S-1/A	November 9, 2011	4.2
10.15	Placement Agent Agreement dated April 9, 2012 between the Company and Rodman and Renshaw, LLC		S-1	April 9, 2012	10.31
10.16	Securities Purchase Agreement dated June 7, 2012		8-K	June 11, 2012	10.1

10.17	Amendment Agreement dated May 11, 2012 between the Company and Rodman and Renshaw, LLC	S-1/A	May 14, 2012	10.33
10.18	Form of Common Stock Purchase Warrant dated June 13, 2012	8-K	June 11, 2012	4.1
10.19	Securities Purchase Agreement between the Company and Renova Industries Ltd.	10-Q	November 6, 2012	10.2
10.20	Form of Securities Purchase Agreement	8-K	February 14, 2013	10.1
10.21	Form of Common Stock Purchase Warrant	8-K	February 14, 2013	4.1
10.22	Amendment and restated Placement Agent Agreement dated January 8, 2013 between the Company and Burrill LLC	S-1/A	January 31, 2013	10.37

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10.23	Retention Agreement between the Company and Christopher Pazoles dated July 26, 2013*		10-Q	November 13, 2013	10.2
10.24	Retention Agreement between the Company and Joanne M. Protano dated July 26, 2013*		10-Q	November 13, 2013	10.3
10.25	Consulting Agreement between the Company and Simon Pedder dated October 4, 2013*		10-Q	November 13, 2013	10.4
10.26	Employment Agreement between the Company and Simon Pedder dated October 4, 2013*		10-Q	November 13, 2013	10.5
10.27	Waiver Agreement between the Company and Renova Assets Ltd. dated October 9, 2013		8-K	October 10,2013	10.1
10.28	Securities Purchase Agreement dated February 5, 2014		8-K	February 10, 2014	10.1
10.29	Form of Convertible Debenture		8-K	February 10, 2014	4.1
10.30	Form of Common Stock Purchase Warrant		8-K	February 10, 2014	4.2
10.31	Form of Warrant Agreement between Cellectar Biosciences, Inc. and American Stock Transfer and Trust Company		S-1/A	July 7, 2014	10.31
10.32	Form of Underwriting Agreement		S-1/A	July 7, 2014	1.1
10.33	Form of Note Purchase and Security Agreement		10-Q	August 4, 2014	10.1
10.34	Form of 8% Secured Promissory Note		10-Q	August 4, 2014	10.2
10.35	Form of Consent Agreement with Debenture Holders		10-Q	August 4, 2014	10.3
10.36	2015 Stock Incentive Plan		10-Q	August 12, 2015	10.1
10.37	Employment Agreement between the Company and James Caruso, dated June 15, 2015		10-Q	August 12, 2015	10.2
10.38	Placement Agency Agreement dated September 28, 2015 between the Company and Ladenburg Thalmann & Co. Inc.		8-K	September 30, 2015	1.1
10.39	Form of Series B Pre-Funded Warrant		8-K	September 30, 2015	4.1
10.40	Form of Series A Warrant		8-K	September 30, 2015	4.2
10.41	Securities Purchase Agreement dated September 28, 2015		8-K	September 30, 2015	10.1
10.42	Registration Rights Agreement dated September 28, 2015		8-K	September 30, 2015	10.2
10.43	Amendment and Exchange Agreement dated April 13, 2016		S-1/A	April 14, 2016	10.43
10.44	Form of Underwriting Agreement		S-1/A	April 14, 2016	1.1
10.45	Form of Series A Warrant		S-1/A	April 14, 2016	4.2
10.46	Form of Series B Pre-Funded Warrant		S-1/A	April 14, 2016	4.3
10.47	Form of Warrant Agency Agreement		S-1/A	April 14, 2016	4.4
21.1	List of Subsidiaries		10-K	March 11, 2016	21.1
23.1	Consent of Foley Hoag LLP (included in Exhibit 5.1)	X			23.1
23.2	Consent of Baker Tilly Virchow Krause, LLP		S-1	October 21, 2016	23.2
24.1	Powers of Attorney (included on signature page)		S-1	October 21, 2016	24.1

*	Compensation-related agreement.

Item 17. Undertakings.

(a)	The undersigned registrant hereby undertakes:

1.	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

2.       That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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3.       To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

4.       That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to the offering shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

5.       That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, State of Wisconsin, on November 8, 2016.

CELLECTAR BIOSCIENCES, INC.

By:	/s/ James Caruso
James Caruso
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the indicated capacities as of November 8, 2016.

Signature	Title	Date
/s/ James Caruso	Chief Executive Officer and Director	November 8, 2016
James Caruso	( principal executive officer )

/s/ Chad J. Kolean	Chief Financial Officer	November 8, 2016
Chad J. Kolean	( principal financial officer and principal accounting officer )

*	Director	November 8, 2016
Stephen A. Hill

*	Director	November 8, 2016
Stefan Loren

*	Director	November 8, 2016
John Neis

* /s/ James Caruso as attorney-in-fact.

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EXHIBIT INDEX

			Incorporated by Reference
Exhibit No.	Description	Filed with this Form S-1/A	Form	Filing Date	Exhibit No.
2.1	Agreement and Plan of Merger by and among Novelos Therapeutics, Inc., Cell Acquisition Corp. and Cellectar, Inc. dated April 8, 2011		8-K	April 11, 2011	2.1
3.1	Second Amended and Restated Certificate of Incorporation		8-K	April 11, 2011	3.1
3.2	Certificate of Ownership and Merger of Cellectar Biosciences, Inc. with and into Novelos Therapeutics, Inc.		8-K	February 11, 2014	3.1
3.3	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation		8-K	June 13, 2014	3.1
3.4	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation		8-K	June 19, 2015	3.2
3.5	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation		8-K	March 4, 2016	3.1
3.6	Amended and Restated By-laws		8-K	June 1, 2011	3.1
4.1	Form of common stock certificate		S-1/A	November 9, 2011	4.1
5.1	Legal Opinion of Foley Hoag LLP	X			5.1
10.1	Form of non-plan non-qualified stock option used from February to May 2005 *		SB-2	November 16, 2005	10.4
10.2	Form of non-plan non-qualified stock option used after May 2005 *		SB-2	November 16, 2005	10.5
10.3	2006 Stock Incentive Plan, as amended *		8-K	December 18, 2013	10.1
10.4	Form of Incentive Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan*		8-K	December 15, 2006	10.1
10.5	Form of Non-Statutory Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan*		8-K	December 15, 2006	10.2
10.6	Common Stock Purchase Warrant dated February 11, 2009		8-K	February 18, 2009	4.2
10.7	Form of Common Stock Purchase Warrant issued pursuant to the Consent and Waiver of Holders of Series C Convertible Preferred Stock and Series E Convertible Preferred Stock dated July 6, 2010		S-1A	July 7, 2010	10.53
10.8	Form of Common Stock Purchase Warrant dated April 8, 2011		8-K	April 11, 2011	4.3
10.9	Securities Purchase Agreement dated April 8, 2011		8-K	April 11, 2011	10.1
10.10	License Agreement between Cellectar, LLC and the Regents of the University of Michigan dated September 14, 2003, as amended through June 2010		S-1	July 1, 2011	10.31
10.11	Lease Agreement between Cellectar, LLC and McAllen Properties LLC, as amended and extended		S-1	July 1, 2011	10.32
10.12	Loan Agreement between the Wisconsin Department of Commerce and Cellectar, Inc. dated September 15, 2010		S-1	July 1, 2011	10.33
10.13	General Business Security Agreement dated September 15, 2010		S-1	July 1, 2011	10.34
10.14	Form of Warrant dated December 6, 2011		S-1/A	November 9, 2011	4.2
10.15	Placement Agent Agreement dated April 9, 2012 between the Company and Rodman and Renshaw, LLC		S-1	April 9, 2012	10.31
10.16	Securities Purchase Agreement dated June 7, 2012		8-K	June 11, 2012	10.1

10.17	Amendment Agreement dated May 11, 2012 between the Company and Rodman and Renshaw, LLC	S-1/A	May 14, 2012	10.33
10.18	Form of Common Stock Purchase Warrant dated June 13, 2012	8-K	June 11, 2012	4.1
10.19	Securities Purchase Agreement between the Company and Renova Industries Ltd.	10-Q	November 6, 2012	10.2
10.20	Form of Securities Purchase Agreement	8-K	February 14, 2013	10.1
10.21	Form of Common Stock Purchase Warrant	8-K	February 14, 2013	4.1
10.22	Amendment and restated Placement Agent Agreement dated January 8, 2013 between the Company and Burrill LLC	S-1/A	January 31, 2013	10.37

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10.23	Retention Agreement between the Company and Christopher Pazoles dated July 26, 2013*		10-Q	November 13, 2013	10.2
10.24	Retention Agreement between the Company and Joanne M. Protano dated July 26, 2013*		10-Q	November 13, 2013	10.3
10.25	Consulting Agreement between the Company and Simon Pedder dated October 4, 2013*		10-Q	November 13, 2013	10.4
10.26	Employment Agreement between the Company and Simon Pedder dated October 4, 2013*		10-Q	November 13, 2013	10.5
10.27	Waiver Agreement between the Company and Renova Assets Ltd. dated October 9, 2013		8-K	October 10,2013	10.1
10.28	Securities Purchase Agreement dated February 5, 2014		8-K	February 10, 2014	10.1
10.29	Form of Convertible Debenture		8-K	February 10, 2014	4.1
10.30	Form of Common Stock Purchase Warrant		8-K	February 10, 2014	4.2
10.31	Form of Warrant Agreement between Cellectar Biosciences, Inc. and American Stock Transfer and Trust Company		S-1/A	July 7, 2014	10.31
10.32	Form of Underwriting Agreement		S-1/A	July 7, 2014	1.1
10.33	Form of Note Purchase and Security Agreement		10-Q	August 4, 2014	10.1
10.34	Form of 8% Secured Promissory Note		10-Q	August 4, 2014	10.2
10.35	Form of Consent Agreement with Debenture Holders		10-Q	August 4, 2014	10.3
10.36	2015 Stock Incentive Plan		10-Q	August 12, 2015	10.1
10.37	Employment Agreement between the Company and James Caruso, dated June 15, 2015		10-Q	August 12, 2015	10.2
10.38	Placement Agency Agreement dated September 28, 2015 between the Company and Ladenburg Thalmann & Co. Inc.		8-K	September 30, 2015	1.1
10.39	Form of Series B Pre-Funded Warrant		8-K	September 30, 2015	4.1
10.40	Form of Series A Warrant		8-K	September 30, 2015	4.2
10.41	Securities Purchase Agreement dated September 28, 2015		8-K	September 30, 2015	10.1
10.42	Registration Rights Agreement dated September 28, 2015		8-K	September 30, 2015	10.2
10.43	Amendment and Exchange Agreement dated April 13, 2016		S-1/A	April 14, 2016	10.43
10.44	Form of Underwriting Agreement		S-1/A	April 14, 2016	1.1
10.45	Form of Series A Warrant		S-1/A	April 14, 2016	4.2
10.46	Form of Series B Pre-Funded Warrant		S-1/A	April 14, 2016	4.3
10.47	Form of Warrant Agency Agreement		S-1/A	April 14, 2016	4.4
21.1	List of Subsidiaries		10-K	March 11, 2016	21.1
23.1	Consent of Foley Hoag LLP (included in Exhibit 5.1)	X			23.1
23.2	Consent of Baker Tilly Virchow Krause, LLP		S-1	October 21, 2016	23.2
24.1	Powers of Attorney (included on signature page)		S-1	October 21, 2016	24.1

*	Compensation-related agreement.

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